UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 29, 2007

USChina Channel Inc.

(Name of Small Business Issuer in its Charter)

Nevada                         7389                       20-4854568

(State or Other      (Primary Standard Industrial       (I.R.S. Employer

Jurisdiction           Classification Code Number)      Identification No.)

Of Organization)

665 Ellsworth Avenue, Connecticut, 06511

             Tel: (203) 844-0809

(Address and Telephone Number of Registrant's Principal Place of Business)

N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________________________________________________________

Item 5.03 Amendments to Bylaws

USChina Channel Inc. (the Company) has revised the Bylaws in following two Articles:

(1) Article VI: Stock.  Section 1. Shares with, or without Certificates.

The purpose of this revise is to make our Common Stock eligible for participation in the Direct Registration System (“DRS”), which is currently administered by the Depository Trust Company.

(2) Article V: Distributions.

We add Section 2. Unregistered Share Distributions.

The revises were approved by the Board of Directors, and will be effective on November 28, 2007.  The full text of the revised Bylaws is attached as Exhibits 3.01.

Item 8.01 Other Events

The Company has finished its distribution of the Unregistered Shares of 385,000 shares Series B Common Stock of Longdan Holding INC to its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2007	USChina Channel Inc. (Registrant)

                                              /s/ Andrew Chien

                                              Andrew Chien, President